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                                                                    EXHIBIT 10.3



                     VALERO REFINING AND MARKETING COMPANY


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                               STOCK OPTION PLAN

                             Adopted April 23, 1997

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                     VALERO REFINING AND MARKETING COMPANY
                               STOCK OPTION PLAN
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1.   Introduction and Statement of Purpose................................... 1

2.   Definitions............................................................. 1

3.   Granting of Options and SARs to Employees............................... 3

     3.1.  Selection of Participants......................................... 3
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     3.2.  Exclusion of Committee Members.................................... 3
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     3.3.  No Right to Participate........................................... 3
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     3.4.  Certain Options Granted Under Prior VEC Stock Option Plans........ 3
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     3.5.  Determination of Option Provisions................................ 3
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     3.6.  Option Shares and SARs Available for Grant........................ 3
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     3.7.  Limitations Regarding Option Price and Strike Price............... 4
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     3.8.  Limitation Regarding Option Period................................ 4
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     3.9.  Option Agreements................................................. 4
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     3.10  Provisions Regarding Prospective Employees........................ 4
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4.   Exercise of Options and SARs............................................ 5

     4.1.  Exercise of Options............................................... 5
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     4.2.  Automatic Exercise of SARs, Settlement Price for SARs............. 5
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     4.3.  Exercise Procedure................................................ 5
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     4.4.  Payment for SARs.................................................. 6
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     4.5.  Payment with Common Stock......................................... 6
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     4.6.  Rights as Stockholder............................................. 6
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     4.7   Effect of Termination and Forfeiture.............................. 6
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     4.8   Effect of Leave of Absence........................................ 7
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     4.9   Effect of Disability.............................................. 8
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     4.10  Effect of Retirement or Death..................................... 8
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     4.11  Exercise Following Termination, Retirement, Disability or Death... 8
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     4.12  Effect of Change of Control....................................... 8
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5.   Adjustments Upon Changes In Capitalization.............................. 9

     5.1.  Securities Received Upon Exercise................................. 9
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     5.2.  Adjustment of Option Shares Available............................ 10
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6.   Administration......................................................... 10

     6.1.  Plan Administered by Committee................................... 10
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     6.2.  Powers of the Committee.......................................... 10
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     6.3.  Express Powers not Exclusive..................................... 11
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7.   Miscellaneous Provisions............................................... 11

     7.1.  Nonassignability................................................. 11
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     7.2.  Investment Letter................................................ 11
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     7.3.  Representatives of the Participant............................... 12
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     7.4.  Responsibility for Taxes......................................... 12
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     7.5.  Employment Not Guaranteed........................................ 12
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     7.6.  Gender, Singular and Plural...................................... 12
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     7.7.  Captions......................................................... 12
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     7.8.  Validity......................................................... 12
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     7.9.  Notice........................................................... 12
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     7.10  NYSE Listing..................................................... 12
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     7.11  Inconsistency.................................................... 12
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8.   Amendment and Termination of Plan and Option Agreements................ 13

     8.1.  Amendments and Termination....................................... 13
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     8.2.  Effect of Amendment or Termination............................... 13
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     8.3   Cancellation of Options.......................................... 13
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9.   Claims................................................................. 13

     9.1.  Filing of Claims................................................. 13
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     9.2.  Review of Denial................................................. 13
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1.  Introduction and Statement of Purpose.

    This Stock Option Plan (the "Plan") of Valero Refining and Marketing Company is established for the purpose of giving additional incentive to Key Employees of the Company by creating an opportunity for capital accumulation. It is intended that the benefits available under this Plan, when added to other benefits payable to these Key Employees, will furnish total compensation that is competitive in the industries in which the Company conducts its business and in which the Company competes for employees. This Plan sets forth the basis for the eligibility of Employees to participate in the Plan and the terms and conditions regulating participation. The Plan provides for the grant of Options to purchase Common Stock of Valero and stock appreciation rights ("SARs") which are automatically exercised upon the exercise of an Option. The Options granted under the Plan are and are intended to be "non-qualified" options under the Internal Revenue Code of 1986, as amended.

2.  Definitions.

    For the purposes of this Plan, the following terms shall have the meanings stated below unless a different meaning is plainly required by the context or such term is otherwise defined herein.

    (a)  "Board of Directors" shall mean the Board of Directors of Valero.
    (b)  "Change of Control" shall have the meaning specified in Paragraph 4.12.
    (c) "Committee" shall mean the persons administering this Plan from time to time pursuant to Paragraph 6.1.
    (d) "Common Stock" shall mean the common stock, par value $0.01 per share, of Valero.
    (e) "Company" shall mean Valero and its subsidiaries, and any successor or successors to such entities.
    (f) "Distribution Agreement" shall mean the Agreement and Plan of Distribution, entered into between VEC and Valero, in connection with the transactions contemplated by the Merger Agreement. "Distribution" and "Time of Distribution" shall have the meanings specified in the Distribution Agreement.
    (g) "EBA" shall mean the Employee Benefits Agreement, entered into between Valero and VEC, in connection with the transactions contemplated by the Merger Agreement.
    (h) "Employee" shall mean any person employed by the Company, including officers and directors of the Company within the meaning of Section 16(a) of the Exchange Act, but shall include a director only if also employed by the Company on a full-time basis.
    (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended and in effect from time to time.
    (j)  "Exercise Date" -- see Paragraph 4.3.
    (k)  "Expiration Date" -- see Paragraph 3.5.
    (l)  "Exercise Notice" -- see Paragraph 4.3.
    (m) "Key Employee" shall mean any key Employee or prospective Employee of the Company having responsibility for planning the Company's operations, controlling or managing its business activities, or advising the management of the Company with respect to its operations and business activities. The determination of "Key Employees" for purposes of determining eligibility for participation in this Plan, and the determination of "key employees" for purposes of applying any New York Stock Exchange Rule or determining eligibility for participation in any other stock option plan of the Company, need not be consistent.
    (n) "Merger Agreement" shall mean the Agreement and Plan of Merger, dated as of January 31, 1997, between VEC, PG&E Corporation and PG&E Acquisition Corporation.
    (o) "Option" or "Options" shall mean an option or options granted pursuant to this Plan to purchase shares of Common Stock.

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    (p)  "Option Agreement" shall mean a written agreement entered into between
         Valero and a Participant pursuant to Paragraph 3.9.
    (q)  "Option Price" -- see Paragraph 3.5.
    (r) "Option Share" shall mean one share of Common Stock purchased or which may be purchased pursuant to an Option.
    (s) "Participant" shall mean a Key Employee who is eligible to be granted an Option under this Plan.
    (t)  "Plan" -- see Paragraph 1.
    (u) "Preference Share Purchase Right" shall mean one of the rights distributed pursuant to the Rights Agreement to purchase 1/100 share of the Junior Participating Preferred Stock, Series I, of Valero.
    (v) "Ratio" shall mean the amount obtained by dividing the average of the daily high and low trading prices on the New York Stock Exchange for the VEC Common Stock on each of the 15 trading days prior to the ex-dividend date for the Distribution by the average of the daily high and low trading prices on the New York Stock Exchange for the Company's shares of Common Stock on each of the 15 trading days beginning with either (a) in the event the Common Stock trades on a "when-issued" basis prior to the Time of Distribution, the ex-dividend date for the Distribution, or (b) in the event the Common Stock does not trade on a "when-issued" basis prior to the Time of the Distribution, the Time of Distribution.
    (w) "Rights Agreement" shall mean that certain Rights Agreement, dated as of June 18, 1997, between Valero and Harris Trust and Savings Bank, as Rights Agent, as amended and in effect from time to time.
    (x) "Restricted Optionee" shall mean any person who is a "director" or "officer" of Valero within the meaning of Section 16(a) of the Exchange Act, together with any person who is the beneficial owner of more than 10 percent of any class of equity security of Valero registered under
         Section 12 of the Exchange Act.
    (y) "SAR" or "stock appreciation right" shall mean the right, subject to the provisions of this Plan, to receive a payment in cash equal to the difference between the specified Strike Price of the SAR and the price of one share of the Common Stock at the time specified in Paragraph 4.2.
    (z)  "SEC" shall mean the Securities and Exchange Commission.
    (aa) "Settlement Date" -- see Paragraph 4.3.
    (bb) "Strike Price" shall mean the price per share of the Common Stock, determined pursuant to Paragraph 3.7, from which the appreciation (if any) with respect to an SAR shall be calculated.
    (cc) "Tax Payment" -- see Paragraph 4.3.
    (dd) "Time of Distribution" -- see "Distribution Agreement."
    (ee) "Valero" shall mean Valero Refining and Marketing Company, a Delaware corporation incorporated in 1981 under the name Saber Energy, Inc.and expected to be renamed Valero Energy Corporation following the Distribution.
    (ff) "VEC" shall mean Valero Energy Corporation, a Delaware corporation incorporated in 1955 under the name Coastal States Gas Producing Company and expected to be merged with a subsidiary of PG&E Corporation pursuant to the Merger Agreement.
    (gg) "VEC Common Stock" shall mean the Common Stock, $1.00 par value, of
         VEC.
    (hh) "VEC Option Plans" shall mean the following stock option plans previously adopted by VEC: the VEC Stock Option Plan No. 3, the VEC Stock Option Plan No. 4, and the VEC Stock Option Plan No. 5.
    (ii) "VRM Participant" shall have the same meaning as given in the EBA.

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3.  Granting of Options and SARs to Employees.

    3.1. Selection of Participants. The Committee may grant Options to purchase a specified number of Option Shares to Key Employees of the Company selected by the Committee in its sole and absolute discretion to become Participants. At or subsequent to the time that an Option is granted to a Key Employee by the Committee, the Committee may grant to that Key Employee a number of SARs not exceeding the number of Option Shares that may be purchased pursuant to such Option, provided, that no SARs shall be granted with respect to Option Shares that have theretofore been purchased by a Participant or to any Participant who, subsequent to the date of grant of such Option, is no longer an Employee. Subject to the full and final authority of the Committee to administer the Plan and select Participants, the granting of Options and SARs and the selection of Participants may be based on recommendations made by the Chief Executive Officer of Valero.

    3.2. Exclusion of Committee Members. No member of the Committee, while so serving, may be granted Options or SARs. However, a Participant who has been granted an Option or SARs under this Plan prior to serving on the Committee may, during such term of service, continue to hold any Options and SARs and may exercise any such Options and SARs and hold the Option Shares acquired upon the exercise of any such Options, subject to the provisions of this Plan.

    3.3. No Right to Participate. No Employee or prospective Employee of the Company shall have the right to require the Company or the Committee to make him or her a Participant under this Plan.

    3.4. Certain Options Granted Under Prior VEC Stock Option Plans. Pursuant to the terms of the Merger Agreement, the EBA and the VEC Option Plans, certain stock options previously awarded by VEC under the VEC Option Plans will be automatically converted at the Time of Distribution into Options to purchase Options Shares under this Plan. Each such VEC option that is outstanding and unexercised immediately prior to the Time of Distribution and is held by a person who, immediately before the Time of Distribution, is a VRM Participant, or their respective beneficiaries and dependents, shall be converted in accordance with the EBA into Options to purchase Option Shares under this Plan. Each such VEC option eligible to be replaced by a Option under this Plan shall be replaced with an Option with respect to a number of Option Shares equal to the number of shares of VEC Common Stock subject to such VEC option immediately before such replacement, multiplied by the Ratio, rounded up to the nearest whole share as necessary, and having a per-share exercise price equal to the per-share exercise price of such VEC option immediately before such replacement, divided by the Ratio (rounded down to the nearest whole cent as necessary). The other terms and conditions of any such VEC option, including the vesting and termination dates thereof, shall remain unchanged, except as may be necessary to conform to the provisions of the Plan or as otherwise may be determined by the Committee.

    3.5. Determination of Option Provisions. When granting Options, the Committee shall designate the number of Option Shares the Employee may purchase under the Option, a date upon which the Option will automatically expire (unless an earlier termination date is established pursuant to Paragraph 8.3; the earlier of such dates being referred to herein as the "Expiration Date"), the price per share at which the Option Shares may be purchased (the "Option Price"), and the remaining terms and conditions of the Option. If the Committee determines to grant SARs to the grantee or holder of an Option, the Committee shall designate the number of SARs granted and any terms and conditions pertaining thereto.

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    3.6.  Option Shares and SARs Available for Grant. (A) Subject to the
provisions of Paragraphs 4.7 and 5, the maximum number of shares of Common Stock that may be optioned under this Plan shall be 2,000,000 shares. In addition, the number of shares available to be optioned under this Plan may from time to time be increased by such number of additional shares as the Committee may deem necessary. However, in no event shall the total number of shares optioned and sold under this Plan equal or exceed 20 percent of the "voting power outstanding," as defined in the NYSE's Company Manual, Paragraph 312. Shares of Common Stock optioned and sold under this Plan (and any rights or other securities sold or delivered in accordance with Paragraph 5.1) may be either authorized but unissued securities or reacquired (treasury) securities.

          (B) Subject to the provisions of Paragraphs 4.7 and 5, the maximum number of SARs that may be granted under this Plan shall be equal to the maximum number of shares of Common Stock that may be optioned and sold under this Plan.

          (C) During the term of this Plan, Valero will at all times reserve and keep available, or have authorized but unissued, shares of Common Stock sufficient to satisfy the requirements of this Plan. The inability of Valero to obtain, from any regulatory body having jurisdiction, any authority deemed by Valero's counsel to be necessary to the lawful issuance and sale of Common Stock hereunder, shall relieve the Company of any liability in respect of the nonissuance or sale of such Common Stock as to which such requisite authority shall not have been obtained.

    3.7.  Limitations Regarding Option Price and Strike Price.  The Option
Price for any Option Share shall be as specified by the Committee in its sole discretion, but shall not be less than (a) the closing sales price per share of Common Stock as reported in the New York Stock Exchange - Composite Transactions listing in The Wall Street Journal or such other listing or quotation medium as the Committee may later designate (the "Transactions Listing") for the New York Stock Exchange (the "NYSE") trading day immediately preceding such date, or if there are no sales on such date, on the next preceding day on which there were sales, or (b) in the event that the Common Stock is not listed for trading on the NYSE, an amount determined in accordance with standards adopted by the Committee. The Strike Price at which an SAR is granted shall be equal to the Option Price of the Option Shares to which such SAR is related.

    3.8. Limitation Regarding Option Period. The Plan shall continue indefinitely. However, no Option granted under this Plan shall have a stated Expiration Date that is more than 10 years and 30 days following its date of grant. Subject to the provisions of Paragraph 4.11, an Option and any associated SARs shall lapse and be automatically forfeited upon the earlier of the Expiration Date (i) as set forth in the Option Agreement pursuant to which such Option and any associated SARs are granted, or (ii) as established pursuant to Paragraph 8.3, unless an Exercise Notice is delivered to Valero on or before the Expiration Date.

    3.9. Option Agreements. Options and SARs shall be evidenced by Option Agreements having such terms and provisions, not inconsistent with this Plan, as the Committee deems advisable. Option Agreements need not be uniform. Promptly following each determination by the Committee to grant an Option or SARs to a Key Employee, the Committee shall cause Valero to enter into an appropriate Option Agreement (or, in the case of a grant only of SARs, an amendment to an existing Option Agreement) with such Key Employee. No Key Employee or other person claiming by, through or under a Key Employee shall be entitled to exercise any Option or SAR until an appropriate Option Agreement (or amendment thereto) shall have been executed by Valero and the Key Employee. In the event that a Key Employee of the Company is granted an Option or SARs by the Committee but for any reason, including but not limited to death or disability, does not actually enter into a fully executed Option Agreement (or appropriate amendment thereto) with Valero, such Key Employee shall not be deemed a Participant with respect to such Option or SARs and neither such Key Employee nor any person claiming by, through or under such Key Employee shall be entitled under any circumstances to exercise such Option or SARs.

    3.10  Provisions Regarding Prospective Employees.  If a prospective
Employee of the Company is granted an Option or SARs pursuant to this Plan prior to actually commencing employment with the Company but for any reason, including, but not limited to, death or total and permanent disability, does not actually commence employment with the Company, such person shall not be deemed a Participant for any

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purpose of this Plan and neither such person nor any person claiming by, through or under such person shall be entitled under any circumstances to exercise such Option or SARs. Upon actually commencing employment with the Company, such a prospective Key Employee will then be deemed a Participant for all purposes of this Plan, and will then, but only then, be deemed solely for purposes of this Plan to have been continually employed by the Company from the date of grant of the Option to the date of commencement of employment.

4.  Exercise of Options and SARs.

    4.1. Exercise of Options. Any Option and any associated SARs shall be exercisable at such time and in such amounts, either as to all of the Option Shares covered thereby or in installments, as is provided in the Participant's Option Agreement or as may otherwise be provided in this Plan. An installment option may allow the purchase of all or any part of the Option Shares on a specified installment date or dates, and the subsequent purchase of any unpurchased Option Shares after such installment date(s) and through the Expiration Date. However, no Option may be exercised with respect to a fractional share.

    4.2. Automatic Exercise of SARs, Settlement Price for SARs. SARs may not be exercised except simultaneously with the exercise of an Option. A Participant or other person exercising an Option shall be deemed to have automatically exercised on the Exercise Date that number of related SARs equal to the number of Option Shares purchased, not exceeding the lesser of (a) the number of related SARs held by the Participant, or (b) the number of SARs then permitted to be exercised under the Participant's Option Agreement. When a Participant holds fewer related SARs than the number of Option Shares to which his or her Option pertains, the Committee may adopt policies, or include terms in the Participant's Option Agreement, that permit or require the Participant to exercise such SARs during or after specified periods, or in conjunction with the exercise of a certain portion of an Option, or that permit the Participant to determine, with any restrictions as the Committee may prescribe, the timing of exercise of the SARs. SARs shall be settled on the basis of the daily average sales price of the Common Stock on the Exercise Date.

    4.3. Exercise Procedure. Options and SARs may be exercised only by written notice of exercise (the "Exercise Notice"), in such form as the Committee may prescribe, delivered to Valero's Stock Benefit Plan Administration department at Valero's principal business office and signed by the Participant or other person specified herein as being entitled to exercise the same. The date on which the Exercise Notice is delivered to Valero shall be the "Exercise Date." The Exercise Notice for Options Shares shall specify a date (the "Settlement Date"), not less than five business days nor more than ten business days following the Exercise Date, upon which the Option Shares shall be issued to the Participant (or other person entitled to exercise the Option) and the Option Price shall be paid to Valero. Subject to the provisions of Paragraph 3.6(A), on the Settlement Date the person exercising an Option shall tender to Valero full payment for the Option Shares with respect to which the Option is exercised, together with an additional amount equal to the amount of all taxes required to be collected or withheld by the Company in connection with the exercise of the Option (the "Tax Payment"); provided, however, that when related SARs are exercised at the same time an Option is exercised, the Tax Payment shall be reduced by withholding the amount thereof, to the extent possible, from the cash payment otherwise payable by the Company to the Participant as the result of the exercise of such SARs. Subject to the prior approval or disapproval of the Committee, and to such rules and limitations as it may adopt, if no related SARs are exercised the Tax Payment may also be made in whole or in part by (a) withholding from the number of shares otherwise deliverable to the person exercising the Option a number of shares whose fair market value equals the Tax Payment or (b) delivering certificates for other shares of Common Stock owned by the person exercising the Option, endorsed in blank with appropriate signature guarantee, having a fair market value equal to the amount otherwise to be collected or withheld. All calculations with respect to a Participant's income, required tax withholding or other matters required to be made by the Company upon the exercise of an Option shall be made using the average sales

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price of the Common Stock on the Exercise Date, whether or not the Exercise
Notice is delivered to Valero before or after the close of trading on such date, unless otherwise specified by the Committee. All calculations made with respect to a Participant's income, required tax withholding or other matters made upon exercise of an SAR shall be made using the price at which such SAR is settled, unless otherwise specified by the Committee.

    4.4. Payment for SARs. SARs shall be paid or settled only in cash. Payment for SARs shall be made on the Settlement Date.

    4.5. Payment with Common Stock. Subject to approval of the Committee, a person exercising an Option may pay for Option Shares by tendering to Valero other shares of Common Stock legally and beneficially owned by that person at the time of the exercise of an Option. Subject to approval of the Committee, a person exercising an Option may also pay for Option Shares by delivering a notarized affidavit, in such form as the Committee may prescribe, certifying as to such person's legal and beneficial ownership of shares of Common Stock held either in such person's name or in "street name" and, in the case of shares held in such person's name, providing the certificate number(s) for such shares; if such method of payment is approved and utilized, the number of shares issued upon exercise of the Option shall be reduced by the number of shares represented by such affidavit. If approved by the Committee, either such method of exercise may include use of a procedure whereby a person exercising an Option may request that shares received upon exercise of a portion of an Option be automatically applied to satisfy the exercise price for additional and increasingly larger portions of the Option. The certificate(s) representing any shares of Common Stock tendered in payment of the Option Price must be accompanied by a stock power duly executed with appropriate signature guarantees. Shares of Common Stock tendered in payment of the Option Price (including shares represented by an affidavit) shall be valued at the daily average sales price of the Common Stock on the Exercise Date, determined as specified in Paragraph 4.2 above. The Committee may, in its sole and absolute discretion, refuse any tender of shares of Common Stock, in which case it shall promptly deliver the shares of Common Stock back to the person exercising the Option. In that event, the person may either (a) tender to Valero on the Settlement Date the cash amount required to pay for the Option Shares, or (b) rescind the Exercise Notice. If such person elects to rescind the Exercise Notice, he or she may again (subject to the provisions of this Plan relating to the termination, forfeiture, lapse or expiration of Options) deliver an Exercise Notice with respect to such Option Shares (and any related SARs) at any time prior to the Expiration Date of the Options.

    4.6. Rights as Stockholder. Until the issuance of the stock certificate(s) for Option Shares purchased hereunder (as evidenced by the appropriate entry on the books of Valero or of a duly authorized transfer agent of Valero), no right to vote or receive dividends or any other rights as a stockholder of Valero shall exist with respect to such Option Shares, notwithstanding the exercise of any Option. No adjustment will be made for a dividend or other rights for which the record date is prior to the date that stock certificates evidencing such shares of Common Stock are issued, except as otherwise provided under Paragraph 5.

    4.7 Effect of Termination and Forfeiture. (A) Except as provided in Paragraphs 4.11 and 4.12, an Option (and any associated SARs) may be exercised by a Participant only while he or she is and has continually been, since the date of the grant of the Option, an Employee of the Company. In the event a Participant's employment with the Company is voluntarily terminated by the Participant (other than through retirement) or is terminated by the Company under circumstances involving willful misconduct or criminal activity by the Participant, then, except as provided in Paragraph 4.11, all Options (and any associated SARs) previously awarded to the Participant hereunder and not yet exercised in accordance with Paragraph 4.3 shall automatically lapse and be forfeited as of the date of the Participant's termination. If a Participant's employment is terminated by retirement, death or disability, or by the Company (except under circumstances involving willful misconduct or criminal activity by the Participant), the provisions of Paragraph 4.11 shall

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apply. Except as set forth in the following sentence, if a Participant shall forfeit, voluntarily surrender or otherwise permanently lose his right to exercise an Option or SARs under any provision of this Plan or otherwise, or if any Option shall terminate or expire pursuant to its terms, the Option Shares subject to such Option shall once more be available to be optioned and sold under this Plan pursuant to a new Option granted hereunder, and any associated SARs shall again be available for grant hereunder.

    (B) In the case of any termination of employment (whether voluntary or involuntary, disability related, retirement or otherwise), the Committee or, except with respect to a Restricted Optionee, the Chief Executive Officer of Valero shall be entitled (but shall not be required) to permit the Participant to exercise, for a period not to exceed 90 days, all or part of the Participant's Options (and any associated SARs) that, at the date of termination of employment, were exercisable pursuant to the Participant's Option Agreement(s) and the provisions of the Plan and remained unexercised. In addition, the Committee or, except with respect to a Participant who is a Restricted Optionee at the date of such Option Agreement amendment, the Chief Executive Officer of Valero may, in connection with any Participant's termination of employment with the Company, (i) authorize any existing Option Agreement of such Participant to remain in full force and effect under its existing terms and conditions (including its existing vesting schedule) or such amended terms and conditions as the Committee or the Chief Executive Officer shall approve, and/or (ii) authorize amendments to any existing Option Agreement (or a new Option Agreement superseding any prior Option Agreement) between Valero and such Participant removing and/or modifying any or all of the then present or future restrictions, conditions and/or limitations (whether arising under such Option Agreement or this Plan) on the exercise of the Options (and any associated SARs) previously granted to such Participant; provided that no authorization or amendment (or new Option Agreement) shall increase the aggregate number of Options granted to any Participant. Any action referred to in the preceding two sentences shall be taken by the Committee or Chief Executive Officer of Valero, if at all, not later than six months following the Participant's effective date of termination.

    (C) In cases of ambiguity in connection with the termination of any Participant from employment with the Company, the Chief Executive Officer of the Company is authorized to determine which, if any, of the provisions of this
Article 4 shall apply to such termination of employment, such determination to be binding upon the Company.

    4.8 Effect of Leave of Absence. A Participant who commences a leave of absence shall thereupon be suspended from participation in this Plan during the leave of absence. During a period of suspension from this Plan, a Participant cannot exercise any Option or any associated SARs that would, but for this provision, vest during such period of suspension, provided however, that such Participant shall be entitled to exercise any Options or SARs that become exercisable pursuant to Paragraph 4.12 during the period of suspension. A Participant, while suspended, may exercise an Option (and any related SARs) with respect to any portion which vested prior to the first day of such suspension; however, such Option Shares must be purchased prior to the Expiration Date of the Option. Notwithstanding the foregoing provisions of this Paragraph 4.8, the Committee, in its sole and absolute discretion, may determine at any time before or after the commencement of such leave of absence that the commencement of such leave of absence will be treated as a termination of employment for purposes of the Plan. If the Committee so determines, the Committee shall so notify the Participant and specify a date, not less than 10 days following such notification, by which the Participant must deliver an Exercise Notice with respect to any Option Shares which the Participant is then entitled to purchase and exercise any related SARs that may then be exercised. Options and SARs not exercised by the Participant by such date shall be forfeited. The Committee may, in its sole and absolute discretion, change or modify the exercise dates or other terms of any Option or SARs held by a Participant who commences a leave of absence which were not vested at the commencement of such leave of absence.

    4.9 Effect of Disability. The total and permanent disability of a Participant shall terminate the participation of such Participant in this Plan subject to the conditions set forth in Paragraph 4.11. The Committee shall determine whether a Participant is totally and permanently disabled for purposes of this Plan and when such disability (if any) commenced, and such determinations by the Committee shall be conclusive and binding on the Participant and all persons claiming by, through or under such Participant. These determinations shall be made on the basis of medical reports and other evidence satisfactory to the Committee and in accordance with a uniform, nondiscriminatory policy applied by the Committee, but such determinations shall not be binding on the Company or any Participant with respect to any other employee benefit or other plan or insurance policy, and need not be consistent with any determinations made under any such plan or insurance policy.

    4.10 Effect of Retirement or Death. The retirement or death of a Participant shall terminate, effective on the date of such retirement or death, the participation of such Participant in this Plan subject to the conditions set forth in Paragraph 4.11. For purposes of this Plan, a Participant shall be deemed to have retired when the Participant retires under the provisions of the pension plan for Employees of Valero or any other, similar pension plan of the Company providing benefits to such Participant. In the case of a Participant who is not a participant in such a plan, retirement shall be deemed to occur when the Participant retires from the service of the Company.

    4.11 Exercise Following Termination, Retirement, Disability or Death. If a Participant's employment is terminated because of retirement, death or disability (with the determination of disability to be made within the sole discretion of the Committee), any unexercised Option or SAR held by the Participant shall remain outstanding according to its original terms; alternatively, the Committee or, except with respect to a Participant subject to
Section 16 under the Exchange Act, the Chief Executive Officer of the Company, may prescribe new or additional terms for the vesting, exercise or realization of the Option or SAR. Absent any determination by the Committee or the Chief Executive Officer to the contrary, any unexercised Option or SAR held by a Participant whose employment is terminated because of retirement, death or disability shall vest or become exercisable according to the Option or SAR's original terms.

    4.12 Effect of Change of Control. (A) As used herein, the term "Change of Control" shall mean each occurrence of any one or more of the following events:

          (i) the stockholders of Valero approve any agreement or transaction pursuant to which: (A) the Company will merge or consolidate with any other Person (other than a wholly owned subsidiary of the Company) and will not be the surviving entity (or in which the Company survives only as the subsidiary of another entity); (B) the Company will sell all or substantially all of its assets to any other Person (other than a wholly owned subsidiary of the Company); or (C) the Company will be liquidated or dissolved; or

          (ii) any "person" or "group" (as these terms are used in Section 13(d) and 14(d) of the Exchange Act) other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or its subsidiaries, or any entity holding Common Stock for or pursuant to the terms of such employee benefit plans, is or becomes an "Acquiring Person" as defined in the Rights Agreement (or any successor Rights Agreement) (or, if no Rights Agreement is then in effect, such person or group acquires or holds such number of shares as, under the terms and conditions of the most recent such Rights Agreement to be in force and effect, would have caused such person or group to be an "Acquiring Person" thereunder); or

          (iii) any "person" or "group" shall commence a tender offer or exchange offer for 30% or more of the shares of Common Stock then outstanding, or for any number or amount of Common Stock which, if the tender or exchange offer were to be fully subscribed and all shares for which the tender or exchange offer is made were to be purchased or exchanged pursuant to the offer, would result in the acquiring person or group directly or indirectly beneficially owning 50% or more of the Common Stock then outstanding; or

          (iv) individuals who, as of any date, constitute the Board of Directors (the "Incumbent Board") thereafter cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director whose election, or nomination for election by Valero's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person or group other than the Board; or

          (v) the occurrence of the Distribution Date (as defined in the Rights Agreement); or

          (vi) any other event determined by the Board of Directors or the Committee to constitute a "Change of Control" hereunder.

          (B) Notwithstanding the provisions of Paragraph 4.7, in the event that a Change of Control shall occur, each Option (and any SARs) held by a Participant pursuant to the Plan shall remain exercisable until the earlier of
(i) the Expiration Date of the Option, or (ii) 90 days following the Participant's date of termination of employment.

5. Adjustments Upon Changes In Capitalization.

   5.1. Securities Received Upon Exercise. If all or any portion of an Option or SAR is exercised subsequent to any stock dividend, rights distribution, split-up, recapitalization, exchange of shares, merger, consolidation, spin-off, reorganization, or liquidation, as a result of which shares or other securities of any class or rights shall be issued in respect of outstanding shares of Common Stock or shares of Common Stock shall be changed into the same or a different number of shares of the same or another class or other securities (hereafter "Reorganization Event"), the person exercising such Option or SAR shall receive, (a) for the aggregate price payable upon such exercise of such Option, (i) the aggregate number and class of shares, rights or other securities for which a recognized market exists, and (ii) a cash amount equal to the fair market value on such date, as reasonably determined by the Committee, of any other property (other than regular cash dividend payments) and of any shares, rights or other securities for which no recognized market exists, which, if shares of Common Stock (as authorized at the date of the granting of such Option) had been purchased at the date of granting of the Option for the same aggregate price (on the basis of the price per share provided in the Option) and had not been disposed of, such person or persons would be holding at the time of such exercise as a result of such purchase and any such Reorganization Event, and (b) a cash amount upon the exercise of the SARs equal to the difference between the aggregate Strike Price of such SAR and the aggregate of (i) the average sales price, on the date provided in Paragraph 4.2 hereof, as the case may be, of any whole shares or units of Common Stock, rights or other securities for which a recognized market exists, and (ii) the fair market value on such date, as reasonably determined by the Committee, of any other property (other than regular cash dividend payments) which the holder of a number of shares of Common Stock equal to the number of such SARs, if such shares had been purchased at the date of granting of such SARs and not otherwise disposed of, would be holding at the time of exercise of such SARs as a result of such purchase and any such Reorganization Event; provided, however, that no fractional share of Common Stock, fractional right or other fractional security shall be issued upon any such exercise, and the aggregate price paid shall be appropriately reduced to reflect any fractional share of Common Stock, fractional right or other fractional security not issued; and provided further, however, that if the exercise of any Option subsequent to any Reorganization Event would, pursuant to clause (a) of this Paragraph 5.1, require the delivery of shares, rights or other securities that Valero is not then authorized to issue or that in the sole judgment of the Committee cannot be issued without undue effort or expense, the person exercising the Option shall receive, in lieu of such shares, rights or other securities, a cash payment equal to the fair market value on the Exercise Date, as reasonably determined by the Committee, of such shares, rights or other securities. For purposes of applying the provisions of this Plan, the Preference Share Purchase Rights distributed pursuant to the Rights Agreement shall be deemed not to have been distributed until the Distribution Date (as defined in the Rights Agreement).

    5.2. Adjustment of Option Shares Available. In the event of any change in the number of shares of Common Stock outstanding resulting from a Reorganization Event, (a) the aggregate number and class of shares of Common Stock remaining available to be optioned under this Plan shall be that number and class which a person, to whom an Option had been granted for all of the available shares of Common Stock under this Plan on the date preceding such change, would be entitled to receive as provided in Paragraph 5, and (b) the aggregate number of SARs remaining available under this Plan shall be determined pursuant to the formula B/A (C) wherein:

    a = the number of Option Shares available to be optioned under this Plan immediately prior to such change,
    b = the number of Option Shares available to be optioned under this Plan immediately following such change, and
    c = the number of SARs available for grant under this Plan immediately prior to such change.

    Upon the occurrence of any Reorganization Event, the Committee shall be entitled (but shall not be required) to determine that new Option Agreements shall be entered into with Participants reflecting the Reorganization Event.

6.  Administration.

    6.1. Plan Administered by Committee. This Plan shall be administered by a committee composed solely of two or more "Non-Employee Directors" (as defined in Rule 16b-3 under the Exchange Act) of Valero, which committee shall, except as hereinafter set forth, be the Compensation Committee, as appointed and constituted from time to time by the Board of Directors. In the event that the membership of the Compensation Committee shall fail to meet the foregoing criteria, then additional or different members of the Board of Directors shall be appointed by the Board of Directors to act for purposes of administering this Plan so that the Committee administering this Plan shall consist solely of two or more "Non-Employee Directors."

    6.2. Powers of the Committee. In connection with its administration of this Plan, the Committee is empowered to:

    (a) Make all determinations and computations concerning the selection of Participants, the granting of Options and SARs, the pricing thereof and the number of Option Shares to be optioned, and SARs to be granted, to each Participant;
    (b)   Cause Valero to enter into Option Agreements with Participants;

    (c) With the consent of the Participant, enter into agreements amending any Option Agreement to grant SARs thereunder, change the Option Price or Expiration Date of any Option, the Strike Price of any SAR or any other term or condition thereof, or to terminate any such Option Agreement;
    (d) Make rules and regulations for the administration of the Plan not inconsistent with the terms and provisions of this Plan, including rules providing for the accelerated exercise of Options and SARs in such circumstances as the Committee may deem appropriate;
    (e) Construe all terms, provisions, conditions and limitations of the Plan in good faith, and adopt amendments to the Plan;
    (f) Make equitable adjustments for any mistakes or errors in the administration of this Plan or deemed by the Committee to be necessary as the result of any unusual situation or any ambiguity in the Plan;
    (g) Select, employ and compensate, from time to time, consultants, accountants, attorneys and other agents and employees as the Compensation Committee may deem necessary or advisable for the proper and efficient administration of this Plan.

    6.3. Express Powers not Exclusive. The foregoing list of express powers granted to the Committee upon the adoption of this Plan is not intended to be either complete or exclusive, but the Committee shall have, in addition to the specific powers granted by this Plan, such powers that it may deem necessary, desirable, convenient or appropriate for the supervision and administration of this Plan. Except as otherwise specifically provided herein, the decisions or judgment of the Committee on any question or claim arising hereunder shall be final, binding and conclusive upon the Participants and all persons claiming by, through or under a Participant.

7.  Miscellaneous Provisions.

    7.1. Nonassignability. Without prior written approval from the Committee, no Options, SARs, or any other security, right or interest granted under this Plan shall be transferable by the Participant other than pursuant to a will of the Participant or the laws of descent and distribution, and no Participant or other person claiming by, through or under a Participant shall have any right to sell, assign, transfer, pledge, anticipate, mortgage or otherwise encumber, transfer, hypothecate or convey in advance of actual receipt any Option Shares, SARs, or any cash amounts or other shares, rights or securities (if any) payable hereunder, or any part thereof, all of which are, and all rights in and to which are, hereby expressly declared to be nonassignable and nontransferable; any such purported sale, assignment or conveyance without the Committee's prior approval shall be void and of no force or effect. No Option Shares, SARs, and no part of any cash amounts or other shares, rights or securities payable hereunder (if any) shall, prior to actual payment or delivery, be subject to seizure or sequestration for the payment of any debts, judgments, alimony or separate maintenance owed by a Participant, or other person claiming by, through or under a Participant, or be transferable by operation of law in the event of bankruptcy or insolvency, except as required by law. The designation of a beneficiary shall not constitute a transfer hereunder.

    7.2. Investment Letter. As a condition to the exercise of any portion of an Option, the Committee, the General Counsel or the Corporate Secretary may require the person exercising such Option to represent and warrant to Valero at the time of any such exercise that the Option Shares are being purchased only for investment and without any present intention to sell or distribute such Option Shares, if, in the opinion of counsel for Valero, such representation is required or desirable under the Securities Act of 1933 or any other applicable state, federal or local law, regulation or rule of any governmental agency. The Committee, the General Counsel or the Corporate Secretary may require such person to execute and deliver to Valero an appropriate investment letter containing representations and warranties of the type generally described above.

    7.3. Representatives of the Participant. Neither the Company, its officers, directors, employees, or agents, nor any member of the Committee shall bear any liability to the estate of, or to any spouse, beneficiary, legatee or heir of a Participant, or to the Participant, or to any other person, for authorizing an heir, beneficiary, executor, legatee, administrator, guardian or legal representative of a Participant, or an individual or entity who is represented as such, to exercise an Option or SAR or for issuing the Option Shares purchased pursuant to the exercise of any Option, or for making any cash payment (or for withholding any Tax Payment from any cash payment) relating to any SAR granted under this Plan.

    7.4. Responsibility for Taxes. All taxes payable with respect to income to a Participant resulting from the exercise of an Option or SARs granted hereunder shall be the sole responsibility of the Participant, not of the Company or Valero, whether or not Valero or the Company shall have withheld or collected from the Participant any sums required to be withheld or collected in respect of such income, and whether or not any sums withheld or collected shall be sufficient to provide for any such taxes.

    7.5. Employment Not Guaranteed. Nothing contained in this Plan nor any action taken hereunder shall be construed to create a contract of employment or to give any Participant any right to be retained in the employ of the Company or to serve or continue to serve as an officer or director of Valero or any subsidiary of Valero.

    7.6. Gender, Singular and Plural. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, or neuter, as the identity of the person or persons may require. As the context may require, the singular may be read as the plural and the plural as the singular.

    7.7. Captions. The captions of the Paragraphs of this Plan are for convenience only and shall not control or affect the meaning or construction of any of its provisions.

    7.8. Validity. In the event any provision of this Plan is held invalid, void, or unenforceable, the same shall not affect, in any respect whatsoever, the validity of any other provision of this Plan.

    7.9. Notice. Any notice, statement, decision or communication required or permitted to be given under this Plan shall be sufficient if in writing and hand delivered, or sent by registered or certified mail, if to the Company, to the principal office of Valero, directed to the attention of the Corporate Secretary of Valero, and if to a Participant or other person, to the address of the Participant or other person as it shall appear on the books of the Company. Any such notice shall be deemed given as of the date of delivery or, if delivery is made by mail, as of the third day following the date shown on the postmark on receipt for registration or certification.

    7.10 NYSE Listing. Notwithstanding anything to the contrary contained in this Plan, in any Option grant, or any agreement entered into hereunder, any grant made under this Plan shall be conditional and shall be entered into or granted, as the case may be, subject to acceptance of the Option Shares for listing on the NYSE. No such agreement entered into under this Plan or any Option grant made under this Plan shall create any obligation in the Company prior to such acceptance. If the Option Shares ultimately are not accepted for such listing, then any and all such agreements theretofore entered into shall thereupon terminate and shall be void and of no force or effect, no Option Shares shall be required to be issued thereunder.

    7.11 Inconsistency. In the event of any conflict or inconsistency between the provisions of this Plan and the provisions of any Option Agreement, the provisions of this Plan shall control.

8.  Amendment and Termination of Plan and Option Agreements.

    8.1.  Amendments and Termination.  The Board of Directors or the
Committee, without approval of the Participants but subject to Paragraph 8.2, may amend this Plan from time to time. The Board of Directors or the Committee, without approval of the Participants but subject to Paragraph 8.2, may at any time terminate this Plan.

    8.2. Effect of Amendment or Termination. Any amendment or termination of this Plan may not materially adversely affect Options or SARs already granted. If any termination or amendment materially adversely affects Options or SARs already granted, then such Options and SARs shall, subject to Paragraph 8.3, remain in full force and effect as if this Plan had not been so amended or terminated. If the Board of Directors or the Committee deems it appropriate or is advised by counsel that stockholder approval is required, the amendment or termination of this Plan shall be submitted to the stockholders of Valero for approval.

    8.3 Cancellation of Options. Any other provision of this Plan to the contrary notwithstanding, if either (a) the Option Price of any Option shall on any NYSE trading day equal or exceed 125 percent of the closing sales price per share of the Common Stock (determined as provided in Paragraph 3.7), or (b) out of any period of 120 consecutive NYSE trading days the Option Price of any Option shall exceed the closing sales price per share of the Common Stock (determined as provided in Paragraph 3.7) on any 80 or more of such days, then the Committee, in its sole discretion, may unilaterally cancel and terminate such Option, the related Option Agreement and any associated SARs. Upon such Committee determination, the Expiration Date of such Option, Option Agreement, and SARs shall be at the close of business on the date of such determination. The Committee shall cause notification of cancellation to be sent to the Participant (or other person entitled to exercise such Option), but failure to send or any delay in sending notice shall not nullify, delay, or otherwise affect cancellation. No compensation shall be paid or payable to any Participant (or other person entitled to exercise such Option), or other person claiming by, through or under a Participant, in respect of any cancellation. If an Option, the related Option Agreement, and any associated SARs, shall be terminated and canceled pursuant to the provisions of this Paragraph 8.3, the Option Shares and any associated SARs subject to such Option (to the extent not theretofore exercised) shall once more be available to be optioned and sold under this Plan pursuant to a new Option granted hereunder. No Participant with respect to whom an Option and any associated SARs has been canceled pursuant to this Paragraph 8.3 shall have any right, whether by virtue of such cancellation or otherwise, to require the Company or the Committee to grant a new Option to him under this Plan or any other stock option plan of the Company.

9.  Claims.

    9.1. Filing of Claims. A Participant or other person claiming to have been denied any benefit or right provided under this Plan shall have the right to file a written claim with the Committee. All claims shall be submitted on a form provided by the Committee, which shall be signed by the claimant and shall be considered filed on the date the claim is received by the Committee. The claim will be reviewed and a written decision will be rendered by a member of the Committee designated by the Committee for such purpose within 90 days following receipt of the claim.

    9.2. Review of Denial. Within 90 days after receipt of a notice of any denial of benefits, the claimant or his authorized representative may request, in writing, to appear before the full Committee for a review of his or her claim. The Committee in its discretion may elect to grant the Participant's request to personally appear before the Committee. Any decision of the Committee thereafter to deny benefits shall be in writing and shall include the specific reasons for the decision and references to relevant Plan provisions on which the decision is based. The decision of the Committee shall be final, conclusive and binding upon the Participant or other claimant and all persons claiming by, through or under such claimant.